Acquisition Contract Liabilities	12 Months Ended
Dec. 31, 2023
Business Combination, Asset Acquisition, and Joint Venture Formation [Abstract]
Acquisition Contract Liabilities

3. Acquisition Contract Liabilities

On March 25, 2019, we entered into an agreement (as amended, the “Share Purchase Agreement” or “SPA”) with Maruho Co, Ltd. (“Maruho”) to acquire 100% of the shares of Cutanea Life Sciences, Inc. (“Cutanea”). As of the date of the acquisition, Maruho owned approximately 29.9% of Biofrontera AG through its wholly-owned subsidiary, Maruho Deutschland GmbH. Biofrontera AG is our former parent, and currently a significant shareholder.

Pursuant to the Share Purchase Agreement, Maruho agreed to provide $7.3 million in start-up cost financing for Cutanea’s redesigned business activities (“start-up costs”). These start-up costs were to be paid back to Maruho by the end of 2023 in accordance with contractual obligations related to an earn-out arrangement. In addition, as part of the earn-out arrangement with Maruho, the product profit amount from the sale of Cutanea products as defined in the share purchase agreement was be shared equally between Maruho and Biofrontera until 2030 (“contingent consideration”).

The contingent consideration was recorded at acquisition-date fair value using a Monte Carlo simulation with an assumed discount rate of 6.0% over the applicable term. The contingent consideration is recorded within acquisition contract liabilities, net. The amount of contingent consideration that could be payable is not subject to a cap under the agreement. The Company re-measured contingent consideration and re-assessed the underlying assumptions and estimates at each reporting period utilizing a scenario-based method.

On December 29, 2023, we entered into a Confidential Settlement Agreement and Mutual Release (the “Release”), with Maruho, and a Share Transfer Agreement (together with the Release, the “Settlement Agreement”). The Settlement Agreement resolves the arbitration proceeding initiated by the Company against Maruho in the International Chamber of Commerce (the “Arbitration”) in which the Company alleged certain claims against Maruho concerning the Share Purchase Agreement. In the Arbitration, the Company sought, in part, a declaration that it is not obligated to repay $7.3 million of “start-up costs” to Maruho.

The Settlement Agreement contains a mutual release whereby each of the Company and Maruho agreed to release and discharge the other party from any and all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, agreements, promises, variances, trespasses, damages, judgments, extents, executions, claims, and demands whatsoever, in law, admiralty, equity, arbitration or otherwise, which against the other arising from or in connection with or in any manner relating to the Share Purchase Agreement, including but not limited to any claims that were or could have been asserted in the Arbitration.

Under the Settlement Agreement, the obligations of the Company to repay the $7.3 million of start-up costs to Maruho, and to make the contingent consideration payments, were released. In exchange the Company agreed to transfer to Maruho 5,451,016 shares of Biofrontera AG. The exchange of the shares of Biofrontera AG for the release of the liabilities mentioned above, both of which were recorded at their respective fair values at the exchange date, resulted in a gain.

The following table provides a summary of the transaction under the settlement Agreement:

(in thousands)
Release of contingent consideration	$(2,500)
Release of start-up cost financing	(7,300)
Transfer of Investment in Biofrontera AG	$2,415
Gain on settlement	$(7,385)